                                                                  EX-99.a.2b.XIV


                          CERTIFICATE OF THE SECRETARY
                                       of
                               THE BRINSON FUNDS

               RESOLUTIONS ADDING BRINSON GLOBAL TECHNOLOGY FUND,
                BRINSON GLOBAL BIOTECH FUND, BRINSON U.S. VALUE
                   EQUITY FUND, BRINSON U.S. SMALL CAP EQUITY
                    AND BRINSON U.S. REAL ESTATE EQUITY FUND
                    AND ADDING BRINSON FUND-CLASS I SHARES,
                      UBS INVESTMENT FUNDS CLASS OF SHARES
                        AND BRINSON FUND CLASS-N SHARES
                                 TO SUCH SERIES

          Pursuant to Article V, Section 9 of the By-Laws, dated August 9, 1993, of The Brinson Funds, a Delaware business trust (the "Trust"), the undersigned does hereby certify the following:

          1.  She is the duly elected, qualified and acting
          Secretary of the Trust.

          2. Attached hereto and incorporated by reference into the Trust's Agreement and Declaration of Trust dated August 9, 1993, (the "Declaration"), pursuant to Article III, Section 6 of the Declaration, is a true and complete copy of the resolutions adopted by the Board of Trustees of the Trust (the "Resolutions") with respect to the (i) authorization and designation of the Brinson Global Technology Fund, Brinson Global Biotech Fund, Brinson U.S. Value Equity Fund, Brinson U.S. Small Cap Equity Fund and Brinson U.S. Real Estate Equity Fund; and (ii) establishment of Brinson Fund-Class I Shares, UBS Investment Funds class of shares and Brinson Fund-Class N Shares to such Series.

          3. The Resolutions were unanimously adopted by the Trust's Board of Trustees at a meeting duly called and held on February 28, 2000 at which a quorum was present and acting throughout and, unless subsequently amended by resolutions duly adopted by the Board of Trustees of the Trust, have remained in full force and effect as of the date hereof.

               IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this 31st day of March, 2000.


(Trust Seal)
                                                 /s/Carolyn M. Burke
                                                 -------------------------------
                                                 Carolyn M. Burke, Secretary
                                                 The Brinson Funds

      Resolutions Adopted February 28, 2000 and Incorporated by Reference
                  Into the Agreement and Declaration of Trust
                              of The Brinson Funds
                              dated August 9, 1993
                   Pursuant to Article III, Section 6 thereof


                     ADDING BRINSON GLOBAL TECHNOLOGY FUND,
                BRINSON GLOBAL BIOTECH FUND, BRINSON U.S. VALUE EQUITY FUND, BRINSON U.S. SMALL CAP EQUITY FUND,
                    AND BRINSON U.S. REAL ESTATE EQUITY FUND
                    AND ADDING BRINSON FUND-CLASS I SHARES,
                      UBS INVESTMENT FUNDS CLASS OF SHARES
                        AND BRINSON FUND CLASS-N SHARES

          RESOLVED, that pursuant to Article III, Section 6 of the Agreement and Declaration of Trust, five additional Series of shares be, and they hereby are, authorized and designated as the:

                    Brinson Global Technology Fund; and
                    Brinson Global Biotech Fund; and
                    Brinson U.S. Value Equity Fund; and
                    Brinson U.S. Small Cap Equity Fund; and
                    Brinson U.S. Real Estate Equity Fund; and

          FURTHER RESOLVED, that an unlimited number of shares of beneficial interest ($0.001 par value) are hereby allocated to each New Series.

     FURTHER RESOLVED, that the shares of the New Series shall have the same relative rights and preferences as other shares of the Trust, as set forth in the Agreement and Declaration of Trust, and as described in Article III, Section 6 thereof.

                                     * * *

          RESOLVED, that the three classes of shares of the series of the Trust known as the Global Technology Fund, Global Biotech Fund, U.S. Value Equity Fund, U.S. Small Cap Equity Fund and U.S. Real Estate Equity Fund, are hereby established and designated as the "Brinson Global Technology Fund-Class I", "Brinson Global Technology Fund-Class N", and the "UBS Investment Fund - Global Technology" class of shares (sometimes referred to herein individually and collectively as the "Brinson Global Technology Fund Classes"); "Brinson Global Biotech Fund-Class I", "Brinson Global Biotech Fund-Class N", and the "UBS Investment Fund - Global Biotech" class of shares (sometimes referred to herein individually and collectively as the "Brinson Global Biotech Fund Classes"); "Brinson U.S. Value Equity Fund-Class I", "Brinson U.S. Value Equity Fund-Class N", and the "UBS Investment Fund -U.S. Value Equity" class of shares (sometimes referred to herein individually and collectively as the "Brinson U.S. Value Equity Fund Classes"); and the "Brinson U.S. Small Cap Equity Fund-Class I", "Brinson U.S. Small Cap Equity Fund-Class N", and the "UBS Investment Fund - U.S. Small Cap Equity" class of shares, (sometimes referred to herein individually and collectively as the "Brinson U.S. Small Cap Equity Fund Classes"); "Brinson U.S. Real Estate Equity Fund-Class I", "Brinson U.S. Real Estate Equity Fund-Class N", and the "UBS Investment Fund - U.S. Real Estate Equity" class of shares (sometimes referred to herein individually and collectively as the "Brinson U.S. Real Estate Equity Fund Classes"); of the New Series, and an unlimited number of shares of beneficial interest ($0.001 par value) are hereby classified and allocated to each such "Brinson Global Technology Fund Classes", "Brinson Global Biotech Fund Classes", "Brinson U.S. Value Equity Fund Classes", "Brinson U.S. Small Cap Equity Fund Classes" and "Brinson U.S. Real Estate Equity Fund Classes"; and

          FURTHER RESOLVED, that each share of each class of shares of each New Series shall have the same rights and limitations as set forth in Section 1 of
Article III of the Trust's Agreement and Declaration of Trust, except that dividends paid on the Class N and UBS Investment Funds class of shares of each New Series shall reflect reductions for payments of fees under the Trust's Distribution Plans relating to the Class N and UBS Investment Funds class of shares of each New Series, respectively, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (each a "Plan"), and provided further, that only the Class N and UBS Investment Funds class of shares of each New Series shall be entitled to vote upon or with respect to any matter relating to or arising from the Plan that has been adopted by the respective class; and

          FURTHER RESOLVED, that the officers of the Trust are authorized to take whatever actions are necessary, with the advice of Trust counsel, to revise the Trust's Registration Statement to reflect the creation of the three aforementioned classes of shares of each New Series.

                                     * * *

          RESOLVED, that the officers of the Trust are authorized and directed to issue to Brinson Partners, Inc. ("Brinson Partners" or the "Advisor") one authorized share of beneficial interest ($0.001 par value) of each of the following series of the Trust designated as the:

                            Global Technology Fund; and
                            Global Biotech Fund; and
                            U.S. Value Equity Fund; and
                            U.S. Small Cap Equity Fund; and
                            U.S. Real Estate Equity Fund; and

at a purchase price of $10.00 per share; and

     FURTHER RESOLVED, that each such share, when issued and paid for, shall be validly issued, fully-paid and non-assessable.

                                                                   EX-99.a.2b.XV

                         CERTIFICATE OF THE SECRETARY
                                       of
                               THE BRINSON FUNDS

                     RESOLUTIONS CHANGING THE NAMES OF THE
                     U.S. LARGE CAPITALIZATION EQUITY FUND,
                   U.S. LARGE CAPITALIZATION GROWTH FUND AND
                  U.S. SMALL CAPITALIZATION GROWTH FUND SERIES

     Pursuant to Article V, Section 9 of the By-Laws, dated August 9, 1993, of The Brinson Funds, a Delaware Business Trust (the "Trust"), the undersigned does hereby certify the following:

     1.  She is the duly elected, qualified and acting Secretary of the Trust.

     2. Attached hereto and incorporated by reference into the Trust's Agreement and Declaration of Trust dated August 9, 1993 (the "Declaration"), pursuant to Article III, Section 6 of the Declaration, is a true and complete copy of the resolutions adopted by the Board of Trustees of the Trust (the "Resolutions") regarding the name changes of the U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund and U.S. Small Capitalization Growth Fund series of the Trust.

     3. The Resolutions were unanimously adopted by the Trust's Board of Trustees at a meeting duly called and held on February 28, 2000 and at which a quorum was present and acting throughout and, unless subsequently amended by resolutions duly adopted by the Board of Trustees of the Trust, have remained in full force and effect as of the date hereof.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this 31st day of March, 2000.



(Trust Seal)
                                           /s/Carolyn M. Burke
                                           -------------------------------
                                           Carolyn M. Burke, Secretary
                                           The Brinson Funds

      Resolutions Adopted February 28, 2000 and Incorporated by Reference
                  Into the Agreement and Declaration of Trust
                              of The Brinson Funds
                              dated August 9, 1993
                   Pursuant to Article III, Section 6 thereof

                     RESOLUTIONS CHANGING THE NAMES OF THE
                     U.S. LARGE CAPITALIZATION EQUITY FUND,
                   U.S. LARGE CAPITALIZATION GROWTH FUND AND
                  U.S. SMALL CAPITALIZATION GROWTH FUND SERIES

     RESOLVED, that the Board of Trustees hereby redesignates the Series currently known as the U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund and U.S. Small Capitalization Growth Fund as the U.S. Large Cap Equity Fund, U.S. Large Cap Growth Fund and U.S. Small Cap Growth Fund, respectively, which redesignations shall become effective upon the filing of the next Post-Effective Amendment to the Trust's registration statement with the SEC; and

     FURTHER RESOLVED, that the officers of the Trust, with the advice of Trust counsel, are hereby authorized and directed to take such actions as are necessary to effectuate the redesignation of the Series identified above, including making such revisions to the Trust's registration statement, prospectuses, and other relevant documents, as required.

                                                                      EX-99.d.8a

                         CERTIFICATE OF THE SECRETARY
                                       of
                               THE BRINSON FUNDS

                      RESOLUTIONS CHANGING NAME OF SERIES

     Pursuant to the Investment Advisory Agreement dated November 24, 1997 of The Brinson Funds, a Delaware business trust (the "Trust"), the undersigned does hereby certify the following:

     1.  She is the duly elected, qualified and acting Secretary of the Trust.

     2. Attached hereto and incorporated by reference into the Trust's Investment Advisory Agreement dated November 24, 1997, is a true and complete copy of the resolutions adopted by the Board of Trustees of the Trust (the "Resolutions") with respect to the name change of the U.S. Large Capitalization Equity Fund series of the Trust.

     3. The Resolutions were unanimously adopted by the Trust's Board of Trustees at a meeting duly called and held on February 28, 2000 and, unless subsequently amended by resolutions duly adopted by the Board of Trustees of the Trust, have remained in full force and effect as of the date hereof.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this 31st day of March, 2000.



(Trust Seal)
                                       /s/Carolyn M. Burke
                                       -------------------------------
                                       Carolyn M. Burke, Secretary
                                       The Brinson Funds

    Resolutions Adopted February 28, 2000 and Incorporated By Reference Into
                       the Investment Advisory Agreement
                            dated November 24, 1997

                      RESOLUTIONS CHANGING THE NAME OF THE
                     U.S. LARGE CAPITALIZATION EQUITY FUND

     RESOLVED, that the Board of Trustees hereby redesignates the Series currently known as the U.S. Large Capitalization Equity Fund as the U.S. Large Cap Equity Fund, which redesignation shall be effective upon the filing of the next Post-Effective Amendment to the Trust's registration statement with the SEC; and

     FURTHER RESOLVED, that the officers of the Trust, with the advice of Trust counsel, are hereby authorized and directed to take such actions as are necessary to effectuate the redesignation of the Series identified above, including making such revisions to the Trust's registration statement, prospectuses, and other relevant documents, as required.

                                                                      EX-99.d.9a

                         CERTIFICATE OF THE SECRETARY
                                       of
                               THE BRINSON FUNDS

                      RESOLUTIONS CHANGING NAME OF SERIES

     Pursuant to the Investment Advisory Agreement dated December 18, 1998 of The Brinson Funds, a Delaware business trust (the "Trust"), the undersigned does hereby certify the following:

     1.  She is the duly elected, qualified and acting Secretary of the Trust.

     2. Attached hereto and incorporated by reference into the Trust's Investment Advisory Agreement dated December 18, 1998, is a true and complete copy of the resolutions adopted by the Board of Trustees of the Trust (the "Resolutions") with respect to the name change of the U.S. Large Capitalization Growth Fund series of the Trust.

     3. The Resolutions were unanimously adopted by the Trust's Board of Trustees at a meeting duly called and held on February 28, 2000 and, unless subsequently amended by resolutions duly adopted by the Board of Trustees of the Trust, have remained in full force and effect as of the date hereof.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this 31st day of March, 2000.



(Trust Seal)
                                            /s/Carolyn M. Burke
                                            -------------------------------
                                            Carolyn M. Burke, Secretary
                                            The Brinson Funds

    Resolutions Adopted February 28, 2000 and Incorporated By Reference Into
                       the Investment Advisory Agreement
                            dated December 18, 1998

                      RESOLUTIONS CHANGING THE NAME OF THE
                     U.S. LARGE CAPITALIZATION GROWTH FUND

     RESOLVED, that the Board of Trustees hereby redesignates the Series currently known as the U.S. Large Capitalization Growth Fund as the U.S. Large Cap Growth Fund, which redesignation shall be effective upon the filing of the next Post-Effective Amendment to the Trust's registration statement with the SEC; and

     FURTHER RESOLVED, that the officers of the Trust, with the advice of Trust counsel, are hereby authorized and directed to take such actions as are necessary to effectuate the redesignation of the Series identified above, including making such revisions to the Trust's registration statement, prospectuses, and other relevant documents, as required.